Interest and Finance Costs, net	12 Months Ended
Dec. 31, 2011
Interest and Finance Costs, net
Interest and Finance Costs, net

8.Interest and Finance Costs, net

	2011	2010	2009
Interest expense	51,720	53,051	59,000
Less: Interest capitalized	(2,532)	(2,520)	(2,050)

Interest expense, net	49,188	50,531	56,950
Interest swap cash settlements non-hedging	8,977	7,224	1,963
Bunkers swap cash settlements	(6,382)	(2,926)	(1,662)
Amortization of loan fees	995	1,138	877
Bank charges	277	359	302
Amortization of deferred loss on termination of financial instruments	2,020	2,113	—
Change in fair value of non-hedging financial instruments	(1,504)	3,844	(12,553)

Net total	53,571	62,283	45,877

At December 31, 2011, the Company was committed to thirteen floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $716,543 maturing from August 2012 through May 2018, on which it pays fixed rates averaging 4.59% and receives floating rates based on the six-month London interbank offered rate (“LIBOR”) (Note 15).

At December 31, 2011, the Company held ten of the thirteen interest rate swap agreements in order to hedge its exposure to interest rate fluctuations associated with its debt covering notional amounts aggregating to $542,142. The fair value of such financial instruments as of December 31, 2011 and 2010 in aggregate amounted to $28,835 (negative) and $47,105 (negative), respectively. The estimated net amount of cash flow hedge losses at December 31, 2011 that is estimated to be reclassified into earnings within the next twelve months is $21,896.

At December 31, 2011 and 2010, the Company held three interest rate swaps that did not meet hedge accounting criteria. As such, the changes in their fair values during 2011 and 2010 have been included in change in fair value of non-hedging financial instruments in the table above, and amounted to $3,626 (positive) and $1,274 (negative), respectively. In March 2010, one of these swaps that previously met hedge accounting criteria was de-designated as a hedging swap and the remaining loss included in Accumulated other comprehensive loss, and for which the associated future cash flows are deemed probable of occurring ($3,204 at December 31, 2011), is being amortized to income over the term of the original hedge provided that the variable-rate interest obligations continue. The amount of such loss amortized during 2011 and 2010 was $1,514 and $1,305, respectively and for the next year up to December 31, 2012; amortization is expected to be $1,475. In addition, in June 2011, a vessel financed by the loan previously hedged by the de-designated swap, was sold and the loss within Accumulated other comprehensive loss of $506 that was considered to be directly associated with future cash flows, which were not probable of occurring was immediately reclassified to income. In 2010 an aggregate loss of $808 due to the de-designation of the swap in March 2010 and a sale of a second vessel in July 2010, was reclassified to income for the same reasons.

At December 31, 2011 and 2010, the Company had three and five bunker swap agreements, respectively, in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. During 2011, the Company entered into one bunker swap agreement and disposed it of prior to maturity resulting in a realized gain of $115 which is included in Bunker swap cash settlements in the table above. The fair value of these financial instruments as of December 31, 2011 and 2010 was $1,755 (positive) and $3,876 (positive), respectively and the changes in their fair values during 2011 and 2010 amounting to $2,122 (negative) and $2,570 (negative) respectively have been included in Change in fair value of non-hedging financial instruments in the table above, as such agreements do not meet the hedging criteria.